Property and Equipment, Net	12 Months Ended
Dec. 31, 2020
MAVEN TOPCO LIMITED [Member]
Property and Equipment, Net
Note 5. Property and Equipment, Net
Property and equipment, net consists of the following (in thousands):

	Successor
	As of December 31, 2020	As of December 31, 2019
Buildings	$2,434	$2,342
IT equipment	9,695	8,264
Furniture and fixtures	1,700	1,397
Other equipment	38	35

Total property and equipment	$13,867	$12,038

Less: accumulated depreciation	8,865	7,156

Property and equipment, net	$5,002	$4,882

Depreciation expense related to property and equipment was $1.6 million, $1.7 million, $0.3 million, and $1.1 million for the years ended December 31, 2020 and 2019 (Successor), the period from September 8, 2018 through December 31, 2018 (Successor), and the period from January 1, 2018 through September 7, 2018 (Predecessor), respectively.